Risk management policies	12 Months Ended
Dec. 31, 2022
Disclosure of risk management strategy related to hedge accounting [abstract]
Risk management policies
25. Risk management policies
Foreign currency risk
The Group’s results in pounds sterling are subject to fluctuation as a result of exchange rate movements. The Group does not hedge this translation exposure to its earnings but does partially hedge the currency element of its net assets using foreign currency borrowings, cross-currency swaps and forward foreign exchange contracts.
The Group effects these currency net asset hedges by borrowing in the same currencies as the operating (or “functional”) currencies of its main operating units. The majority of the Group’s debt is therefore denominated in US dollars, pounds sterling and euros. The Group’s borrowings (including cross currency swaps) at 31 December 2022 were primarily made up of $1,667 million, £1,094 million and €2,350 million (2021: $1,667 million, £1,094 million and €2,600 million). The Group’s average gross debt during the course of 2022 was $1,667 million, £1,094 million and €2,404 million (2021: $1,934 million, £1,094 million and €2,600 million).
The Group’s operations conduct the majority of their activities in their own local currency and consequently the Group has no significant transactional foreign exchange exposures arising from its operations. Any significant cross-border trading exposures are hedged by the use of forward foreign-exchange contracts. No speculative foreign exchange trading is undertaken.
Interest rate risk
The Group is exposed to interest rate risk on both interest-bearing assets and interest-bearing liabilities. The Group has a policy of actively managing its interest rate risk exposure while recognising that fixing rates on all its debt eliminates the possibility of benefiting from rate reductions and similarly, having all its debt at floating rates unduly exposes the Group to increases in rates.
Including the effect of interest rate and cross-currency swaps, 100% of the year-end US dollar debt is at fixed rates averaging 4.18% for an average period of 60 months; 100% of the sterling debt is at a fixed rate of 2.97% for an average period of 143 months; and 100.0% of the euro debt is at fixed rates averaging 2.21% for an average period of 55 months.
Going concern and liquidity risk
In considering going concern and liquidity risk, the Directors have reviewed the Group’s future cash requirements and earnings projections. The Directors believe these forecasts have been prepared on a prudent basis and have also considered the impact of a range of potential changes to trading performance. The impact of the Russian invasion of Ukraine and sanctions response from governments has been considered. The Company modelled a range of revenue less pass-through costs compared with the year ended 31 December 2022 and a number of mitigating cost actions that are available to the Company. Considering the Group's bank covenant and liquidity headroom and cost mitigation actions which could be implemented, the Company and the Group would be able to operate with appropriate liquidity and within its banking covenants and be able to meet its liabilities as they fall due with a decline in revenue less pass-through costs up to 28% in 2023. The likelihood of such a decline is considered remote as compared to Company expectations and external benchmarks, including previously witnessed declines in times of economic stress or external forces such as the pandemic. The modelling in this extreme scenario includes cost mitigations of 70% of the decline in revenue less pass-through costs and the suspension of the share buyback programme and dividend. Further measures that were not included in the modelling, should the Company face such an extreme scenario, include the reduction of capital expenditure and acquisitions. Therefore, the Directors have concluded that the Group will be able to operate within its current facilities and comply with its banking covenants for the foreseeable future and therefore believe it is appropriate to prepare the financial statements of the Group on a going concern basis and that there are no material uncertainties which give rise to a significant going concern risk.
At 31 December 2022, the Group has access to £6.6 billion of committed facilities with maturity dates spread over the years 2023 to 2046 as illustrated below:

		2023	2024	2025	2026	2027 +
		£m	£m	£m	£m	£m
£ bonds £400m (2.875% 2046)	400.0					400.0
US bond $220m (5.625% 2043)	181.9					181.9
US bond $93m (5.125% 2042)	76.8					76.8
£ bonds £250m (3.75% 2032)	250.0					250.0
Eurobonds €600m (1.625% 2030)	531.2					531.2
Eurobonds €750m (2.375% 2027)	664.0					664.0
Eurobonds €750m (2.25% 2026)	664.0				664.0
Bank revolver ($2,500m 2026)	2,069.0				2,069.0
Eurobonds €500m (1.375% 2025)	442.7			442.7
US bond $750m (3.75% 2024)	620.7		620.7
Eurobonds €750m (3.0% 2023)	664.0	664.0
Total committed facilities available	6,564.3	664.0	620.7	442.7	2,733.0	2,103.9
Drawn down facilities at 31 December 2022	4,495.3	664.0	620.7	442.7	664.0	2,103.9
Undrawn committed credit facilities	2,069.0
Given the strong cash generation of the business, its debt maturity profile and available facilities, the Directors believe the Group has sufficient liquidity to match its requirements for the foreseeable future.
Treasury activities
Treasury activity is managed centrally from London, New York and Hong Kong, and is principally concerned with the monitoring of working capital, managing external and internal funding requirements and the monitoring and management of financial market risks, in particular interest rate and foreign exchange exposures.
The treasury operation is not a profit centre and its activities are carried out in accordance with policies approved by the Board of Directors and subject to regular review and audit.
The Group manages liquidity risk by ensuring continuity and flexibility of funding even in difficult market conditions. Undrawn committed borrowing facilities are maintained in excess of peak net-borrowing levels and debt maturities are closely monitored. Targets for average debt less cash position are set on an annual basis and, to assist in meeting this, working capital targets are set for all the Group’s major operations.
Capital risk management
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximising the return to stakeholders through the optimisation of the debt and equity balance. The capital structure of the Group consists of debt, which includes the borrowings disclosed in note 10, cash and cash equivalents and equity attributable to equity holders of the parent, comprising issued capital, reserves and retained earnings as disclosed in the consolidated statement of changes in equity and in notes 27 and 28.
Credit risk
The Group’s principal financial assets are cash and short-term deposits, trade and other receivables and investments, the carrying values of which represent the Group’s maximum exposure to credit risk in relation to financial assets, as shown in note 26.
The Group’s credit risk is primarily attributable to its trade receivables. The majority of the Group’s trade receivables are due from large national or multinational companies where the risk of default is considered low. The amounts presented in the consolidated balance sheet are net of loss allowances, estimated by the Group’s management based on expected losses, prior experience and their assessment of the current economic environment. A relatively small number of clients make up a significant percentage of the Group’s debtors, but no single client represents more than 6% of total trade receivables as at 31 December 2022 or 31 December 2021.
The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are high-rated (AAA) funds, banks with high credit ratings assigned by international credit-rating agencies or banks that have been financed by their government.
Effects of Hedge Accounting on the Financial Position and Performance
The effects of the hedging instruments on the Group's financial position and performance are as follows:

	2022	2021
(i) Cash flow hedges of foreign currency risk
Carrying amount of derivative hedging instruments[1]	£(6.6)m	£(48.0)m
Notional amount of hedged items	€1,000.0m	€1,000.0m
Notional amount of hedging instruments	€1,000.0m	€1,000.0m
Maturity date	2023-2025	2023-2025
Hedge ratio	1:1	1:1
Change in value of hedged item used to determine hedge effectiveness	£38.5m	£(38.0)m
Change in value of hedging instruments used to determine hedge effectiveness	£(41.4)m	£35.5m
Hedge ineffectiveness (revaluation and retranslation of financial instruments)	£2.9m	£2.5m
Weighted average hedged rate for the year	3.2%	3.2%
(ii) Net investment hedges of foreign currency risk
Carrying amount of derivative hedging instruments[1]	£(46.9)m	£0.7m
Carrying amount of non-derivative hedging instruments (bonds and bank loans)	£(879.5)m	£(879.5)m
Notional amount of hedging instruments	$1,666.8m	$1,666.8m
Notional amount of hedged net assets	$1,666.8m	$1,666.8m
Hedge ratio	1:1	1:1
Change in value of hedged item used to determine hedge effectiveness	£(141.5)m	£45.5m
Change in value of hedging instrument used to determine hedge ineffectiveness	£141.5m	£(45.5)m
Hedge ineffectiveness (revaluation and retranslation of financial instruments)	—	—
Weighted average hedged rate for the year (USD/GBP)	1.2083	1.3532
Note
[1]This amount is presented in trade and other receivables, and trade and other payables. The use of derivatives may entail a derivative transaction qualifying for more than one hedge type designation under IFRS 9. Therefore, the carrying amounts are grossed up by hedge type, whereas they are presented at an instrument level in the balance sheet.
Sensitivity analysis
The following sensitivity analysis addresses the effect of currency and interest rate risks on the Group’s financial instruments. The analysis assumes that all hedges are highly effective.
Currency risk
A 10% weakening of sterling against the Group’s major currencies would result in the following impacts on the income statement and equity, which would arise on the retranslation of foreign currency denominated borrowings and derivatives. A 10% strengthening of sterling would have an equal and opposite effect.

	Impact on income statement		Impact on equity
	2022	2021	2022	2021
	£m	£m	£m	£m
US dollar	(179.6)	0.7	34.6	64.0
Euro	78.9	17.4	(11.3)	(49.9)
Interest rate risk
A one percentage point increase in market interest rates for all currencies in which the Group had cash and borrowings at 31 December 2022 would increase profit before tax by approximately £19.9 million (2021: £33.3 million). A one percentage point decrease in market interest rates would have an equal and opposite effect. This has been calculated by applying the interest rate change to the Group’s variable rate cash and borrowings. Note that in practice, the Group has a cyclical cash profile throughout the year.